Acuity Brands (AYI) Fourth Quarter and Full Year 2021 Results

2 Forward Looking Statements This presentation and the related conference call and webcast and press-release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions and information currently available to management. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements are statements other than those of historical fact and may include statements relating to goals, plans, market conditions and projections regarding Acuity Brands' strategy, and specifically include statements made in this press release regarding: ongoing customer inventory rebalancing and achievement of growth and efficiencies. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the fiscal year ended August 31, 2020, filed on October 23, 20201 and those described from time to time in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of events, or otherwise. 1 The independent registered public accounting firm’s audit report with respect to the Company’s fiscal year-end financial statements will not be issued until the Company files its annual report on Form 10-K, including its evaluation of the effectiveness of internal controls over financial reporting. Accordingly, the financial results reported in this earnings release are preliminary pending completion of the audit

3 This presentation and the related conference call and webcast and press release include the following non-generally accepted accounting principles (“GAAP”) financial measures: “adjusted gross profit,” “adjusted gross profit margin,” “adjusted SD&A expenses,” “adjusted SD&A expenses as a percent of net sales,” “adjusted operating profit” and “adjusted operating profit margin” for total company and by segment, “adjusted other expense,” “adjusted net income,” and “adjusted diluted Earnings per Share (“EPS”). These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that these non-GAAP measures provide useful information to investors by excluding or adjusting items for acquisition-related items, amortization of acquired intangible assets, share-based payment expense, impairments on investments, and special charges associated with continued efforts to streamline the organization and integrate recent acquisitions. Management typically adjusts for these items for internal reviews of performance and uses the above non-GAAP measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into the Company’s results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures included in this news release should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP. A reconciliation of each measure to the most directly comparable GAAP measure is available in this news release. The Company’s non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for GAAP financial measures. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. Non-GAAP Financial Measures

4 Fiscal 2021 Key Achievements Improvement Throughout 2021  Returned the Company to Growth  Expanded Gross Margin by 40 Basis Points for Full Year 2021  Realigned the Businesses into Lighting and Lighting Controls and the Intelligent Spaces Group  Generated Strong Cash Flow and Allocated Capital to Create Permanent Value for Shareholders  Held First Investor Day  Built a Strong and Diverse Leadership Team  Made Significant Progress Around ESG  Positioned the Company Well for 2022 and Beyond

AYI: Fourth Quarter and Full Year 2021 Gross Profit Margin Operating Margin Net Sales Sales and Margin Improvement Adjusted Operating Margin1 Diluted EPS Adjusted Diluted EPS1 ($ In Millions, except for EPS) Net Sales Growth 1 Adjusted Operating Profit and Adjusted Diluted EPS for the Fourth Quarter are Reconciled in Our Appendix on Slides 15 and 16 and for the Full Year on Slides 19 and 20 $891 $993 $3,326 $3,461 Q4'20 Q4'21 FY'20 FY'21 42.2% 42.6% 10.6% 12.4% 13.7% 14.6% $6.27 $8.38 $8.27 $10.17 (9.4%) 4.0% 42.1% 11.9% 14.7% $1.87 $2.35 (5.0%) 42.2% 13.4% 15.8% $2.72 $3.27 11.4%

ABL: Fourth Quarter and Full Year 2021 Focus on Product Vitality and Service 1 ABL Adjusted Operating Profit is Reconciled on Slides 17 and 21 6 Operating Margin Net Sales ($ In Millions) Net Sales Growth $853 $947 $3,181 $3,287 Q4'20 Q4'21 FY'20 FY'21 13.4% 14.5% 14.7% 15.7% N/A 3.3% 14.3% 15.4% N/A 15.8% 16.8% 11.0% Adjusted Operating Margin1

ISG: Fourth Quarter and Full Year 2021 Making Spaces Smarter, Safer and Greener 1 ISG Adjusted Operating Profit is Reconciled on Slides 18 and 21 7 Operating Margin Net Sales ($ In Millions) Net Sales Growth $41 $51 $157 $190 Q4'20 Q4'21 FY'20 FY'21 (2.5%) 5.2% 9.5% 13.5% N/A 21.0% (3.9%) 5.1% N/A 4.0% 11.9% 23.5% Adjusted Operating Margin1

Full Year 2021 Capital Allocation 8 $409M Operating Cash Flow $44M CapEx $435M Share Repurchase Creating Value for Shareholders Capital Allocation Priorities Reinvestment in Growth Working Capital CapEx M&A Osram Digital Systems Rockpile Ventures Dividend Maintained Share Repurchases 3.8M Shares

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2022 Financial Framework Optimism Heading into Full Year 2022 10  ABL Full Year Revenue Growth: High Single Digits  ISG Full Year Revenue Growth: Mid-Teens  AYI Full Year Gross Profit Margin: 42+ Percent  Capital Allocation Priorities  Investment in Growth  Investment in M&A  Maintain Dividend  Share Repurchases Other  AYI Full Year Tax Rate: ~23 Percent  AYI Full Year Capital Expenditure: ~1.5 Percent of Net Sales

Appendix and Non-GAAP Reconciliations 11

12 $834.7 $792.0 $824.2 $776.6 $776.2 $899.7 $891.2 $992.7 Q1'20 Q1'21 Q2'20 Q2'21 Q3'20 Q3'21 Q4'20 Q4'21 AYI Quarterly Performance Gross Profit Margin Operating Margin Net Sales 42.6% 42.0% 41.7% 43.4% 43.0% 10.0% 10.8% 9.9% 11.7% 13.1% Improvement throughout 2021 Adjusted Operating Margin1 Diluted EPS Adjusted Diluted EPS1 14.3% 13.2% 12.3% 14.0% 15.2% $1.44 $1.57 $1.44 $1.74 $2.37 $2.13 $2.03 $1.84 $2.12 $2.77 42.2% 10.7% 13.5% $1.52 $1.94 ($ In Millions) Net Sales Growth (10.5%) (5.1%) (3.5%) (5.8%) 15.9%(18.1%) 1 Adjusted Operating Profit and Adjusted Diluted EPS are Reconciled in Our Appendix on Slide 15 and 16 42.2% 13.4% 15.8% $2.72 $3.27 42.1% 11.9% 14.7% $1.87 $2.35 11.4%(5.0%)

ABL Quarterly Trends $798.0 $788.2 $741.6 $853.1 $753.6 $736.8 $850.0 $946.9 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Net Sales Growth Operating Margin Net Sales Adjusted Operating Margin1 (In $Millions) 13.7% 15.2% 12.2% 13.5% 13.3% 14.6% 14.3% 15.4% (5.6%) 13.1% 14.4% (6.5%) 13.8% 15.2% 14.6% 14.9% 16.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ABL is Reconciled, on Slide 17 13 11.0% 15.8% 16.8%

ISG Quarterly Trends $39.3 $39.1 $37.7 $40.9 $40.8 $43.3 $55.4 $50.5 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Net Sales Growth Operating Margin Net Sales Adjusted Operating Margin1 (In $Millions) 3.3% 14.5% (8.7%) 5.4% (0.5%) 13.3% (3.9%) 5.1% 3.8% (0.2%) 9.1% 10.7% 1.8% 11.1% 46.9% 13.0% 20.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ISG is Reconciled, on Slide 18 14 23.5% 4.0% 11.9%

15 AYI Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (GAAP) $91.0 $81.4 $85.7 $83.6 + Amortization of acquired intangible assets 10.1 10.4 10.1 9.6 + Share-based payment expense 7.5 8.0 7.7 16.7 + Acquisition-related items1 - 0.3 - 2.2 Adjusted Operating Profit $108.9 $101.7 $104.2 $119.0 + Special Charges 0.3 1.6 0.7 6.9 Operating Profit (GAAP) Margin 11.7% 9.9% 10.8% 10.0% Adjusted Operating Profit Margin 14.0% 12.3% 13.2% 14.3% Third Quarter May 31, 2021 May 31, 2020 $118.1 $83.0 10.2 10.8 7.1 7.8 0.9 - $136.8 $104.9 0.5 3.3 13.1% 10.7% 15.2% 13.5% First Quarter 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $132.8 $105.9 10.3 10.9 10.2 5.7 1.3 - $156.4 $130.7 1.8 8.2 13.4% 11.9% 15.8% 14.7%

16 AYI Quarterly Reconciliation of Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Share (In Millions Except Per Share Data) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov.30, 2020 Nov.30, 2019 Net Income (GAAP) $62.9 $57.2 + Amortization of acquired intangible assets 10.1 10.4 + Share-based payment expense 7.5 8.0 + Acquisition-related items1 - 0.3 Adjusted net income $76.7 $73.1 + Special Charges 0.3 1.6 Third Quarter May 31, 2021 May 31, 2020 $85.7 $60.4 10.2 10.8 7.1 7.8 0.9 - $100.4 $77.2 0.5 3.3 First Quarter Diluted weighted average number of shares outstanding 36.2 39.7 36.2 39.7 Diluted Earnings Per Share $2.37 $1.52 $1.74 $1.44 Adjusted Diluted Earnings Per Share $2.77 $1.94 $2.12 $1.84 37.8 39.6 $1.57 $1.44 $2.03 $2.13 $59.6 $57.0 10.1 9.6 7.7 16.7 - 2.2 $76.9 $84.2 0.7 6.9 Total pre-tax adjustments to net income 17.9 20.318.7 21.9 22.5 35.4 Income tax effects (4.1) (4.4)(4.0) (5.1) (5.2) (8.2) 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. + Impairments of investments - -- - 4.0 - Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $98.1 $73.7 10.3 10.9 10.2 5.7 1.3 - $117.7 $92.8 1.8 8.2 36.0 39.5 $2.72 $1.87 $3.27 $2.35 25.6 24.8 (6.0) (5.7) 2.0 -

17 ABL Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (GAAP) $102.0 $95.8 $98.4 $109.6 + Amortization of acquired intangible assets 6.9 6.8 7.0 6.5 + Share-based payment expense 3.0 3.9 2.9 4.3 + Acquisition-related items1 - 0.1 - 1.1 Adjusted Operating Profit $111.9 $106.6 $108.3 $121.5 Operating Profit (GAAP) Margin 13.8% 12.2% 13.1% 13.7% Adjusted Operating Profit Margin 15.2% 13.5% 14.4% 15.2% Third Quarter May 31, 2021 May 31, 2020 $126.5 $98.6 6.9 6.9 2.4 2.9 - - $135.8 $108.4 14.9% 13.3% 16.0% 14.6% First Quarter 1 Acquisition-Related Items Include Profit in Inventory Fourth Quarter Aug. 31, 2021 Aug. 31, 2020 $149.3 $121.8 7.1 7.2 2.7 2.3 - - $159.1 $131.3 15.8% 14.3% 16.8% 15.4%

18 ISG Quarterly Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Segment Breakdown (ISG) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (Loss) (GAAP) $0.8 ($3.4) ($0.1) $1.3 + Amortization of acquired intangible assets 3.2 3.6 3.1 3.1 + Share-based payment expense 0.8 1.9 0.7 1.3 Adjusted Operating Profit (Loss) $4.8 $2.1 $3.7 $5.7 Operating Profit (Loss) (GAAP) Margin 1.8% (8.7%) (0.2%) 3.3% Adjusted Operating Profit Margin 11.1% 5.4% 9.1% 14.5% Third Quarter May 31, 2021 May 31, 2020 $7.2 ($0.2) 3.3 3.9 0.6 1.3 $11.1 $5.0 13.0% (0.5%) 20.0% 13.3% First QuarterFourth Quarter Aug. 31, 2021 Aug. 31, 2020 $2.0 ($1.6) 3.2 3.7 0.8 - $6.0 $2.1 4.0% (3.9%) 11.9% 5.1%

19 AYI Full Year Reconciliation of Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Share (In Millions Except Per Share Data) Net Income (GAAP) + Amortization of acquired intangible assets + Share-based payment expense + Acquisition-related items1 Adjusted net income + Special Charges Diluted weighted average number of shares outstanding Diluted Earnings Per Share Adjusted Diluted Earnings Per Share Total pre-tax adjustments to net income Income tax effects 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. + Impairments of investments Aug. 31, 2021 Aug. 31, 2020 $306.3 $248.3 40.7 41.7 32.5 38.2 2.2 2.5 $371.7 $327.3 3.3 20.0 36.6 39.6 $8.38 $6.27 $10.17 $8.27 84.7 102.4 (19.3) (23.4) 6.0 -

20 AYI Full Year Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Operating Profit (GAAP) + Amortization of acquired intangible assets + Share-based payment expense + Acquisition-related items1 Adjusted Operating Profit Operating Profit (GAAP) Margin Adjusted Operating Profit Margin Aug.31, 2021 Aug.31, 2020 $427.6 $353.9 40.7 41.7 32.5 38.2 2.2 2.5 $506.3 $456.3 12.4% 13.7% 14.6% 13.7% 1 Acquisition-Related Items Include Profit in Inventory + Special Charges 3.3 20.1

21 ABL and ISG Full Year Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) ABL Aug.31, 2021 Aug.31, 2020 Aug.31, 2020 Aug.31, 2019 Operating Profit (GAAP) $476.2 $425.8 $9.9 ($3.9) + Amortization of acquired intangible assets 27.9 27.4 12.8 14.3 + Share-based payment expense 11.0 13.4 2.9 4.5 + Acquisition-related items1 - 1.2 Adjusted Operating Profit $515.1 $467.8 $25.6 $14.9 Operating Profit (GAAP) Margin 14.5% 13.4% 5.2% (2.5)% Adjusted Operating Profit Margin 15.7% 14.7% 13.5% 9.5% ISG 1 Acquisition-Related Items Include Profit in Inventory + Special Charges